UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

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MAINSTAY VP FUNDS TRUST

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(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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MAINSTAY VP FUNDS TRUST

51 MADISON AVENUE

NEW YORK, NEW YORK 10010

MainStay VP Eagle Small Cap Growth Portfolio

MainStay VP Janus Balanced Portfolio

MainStay VP MFS® Utilities Portfolio

MainStay VP PIMCO Real Return Portfolio

MainStay VP T. Rowe Price Equity Income Portfolio

MainStay VP Van Eck Global Hard Assets Portfolio

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD January 5, 2015

The Proxy Statement is also available at www.2voteproxy.com/NYL.

NOTICE IS HEREBY GIVEN THAT A SPECIAL MEETING OF SHAREHOLDERS (“Special Meeting”) of MainStay VP Eagle Small Cap Growth Portfolio, MainStay VP Janus Balanced Portfolio, MainStay VP MFS® Utilities Portfolio, MainStay VP PIMCO Real Return Portfolio, MainStay VP T. Rowe Price Equity Income Portfolio and MainStay VP Van Eck Global Hard Assets Portfolio (collectively, “Portfolios”), series of MainStay VP Funds Trust (“Trust”), a Delaware statutory trust, will be held at the offices of New York Life Investment Management LLC (“New York Life Investments”), 169 Lackawanna Avenue, Parsippany, New Jersey 07054, on January 5, 2015, beginning at 12:30 pm, Eastern time.

As the owner of a variable annuity contract or a variable universal life insurance policy (“Policy”) issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a Delaware corporation, you have the right to instruct NYLIAC how to vote your shares of the Portfolios at the Special Meeting.

At the Special Meeting, and as specified in greater detail in the Proxy Statement accompanying this Notice, shareholders will be asked to consider and approve the following proposal (“Proposal”):

1.	To permit New York Life Investments to enter into and/or materially amend agreements with certain subadvisors on behalf of the Portfolios without obtaining shareholder approval.

In addition, shareholders will be asked to consider and approve such other matters as may properly come before the Special Meeting.

Your attention is directed to the accompanying Proxy Statement for further information regarding the Special Meeting and the Proposal above. You may vote at the Special Meeting if you are a policy owner of record of one or more of the Portfolios as of the close of business on October 13, 2014 (“Record Date”). If you attend the Special Meeting, you may vote your shares that are attributable to your contract in person. Even if you do not attend the Special Meeting, you may authorize your proxy by simply: (i) completing, signing, and returning the enclosed proxy card by mail in the postage-paid envelope provided; or (ii) following the instructions on the voting instruction card for authorizing your proxy by submitting your vote via telephone or the Internet. Please refer to the proxy card for more information on how you may vote. You may revoke your proxy at any time prior to the date the proxy is to be exercised in the manner described in the Proxy Statement.

To make this Proxy Statement easier to read, Policy Owners are described as if they are voting directly on the Proposal at the Special Meeting, as opposed to directing NYLIAC to vote on the Proposal. Additionally, Policy Owners are sometimes referred to in this Proxy Statement as “shareholders” for ease of reading purposes.

Your vote is very important to us. Whether or not you plan to attend the Special Meeting in person, please vote the enclosed proxy. If you have any questions, please contact the Trust for additional information by calling toll-free 800-598-2019.

By Order of the Board of Trustees,

/s/J. Kevin Gao

J. Kevin Gao
Secretary and Chief Legal Officer
October 27, 2014

IMPORTANT NOTICE:

PLEASE VOTE USING THE ENCLOSED PROXY AS SOON AS POSSIBLE. YOUR VOTE IS VERY IMPORTANT TO US NO MATTER HOW MANY SHARES ARE ATTRIBUTABLE TO YOUR POLICY. YOU CAN HELP AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATIONS BY PROMPTLY VOTING THE ENCLOSED PROXY.

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and may help avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1.	INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears in the registration on the proxy card.

2.	JOINT ACCOUNTS: Both parties must sign: the names of the parties signing should conform exactly to the names shown in the registration on the proxy card.

3.	ALL OTHER ACCOUNTS: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration.

For example:

REGISTRATION	VALID

CORPORATE ACCOUNTS
(1) ABC Corp.	ABC Corp. John Doe, Treasurer
(2) ABC Corp	John Doe
(3) ABC Corp. c/o John Doe	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe

PARTNERSHIP ACCOUNTS
(1) The XYZ Partnership	Jane B. Smith, Partner
(2) Smith and Jones, Limited Partnership	Jane B. Smith, General Partner

TRUST ACCOUNTS
(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe, Trustee u/t/d/ 12/28/78

CUSTODIAL OR ESTATE ACCOUNTS
(1) John B. Smith, Cust f/b/o John B	John B. Smith, Custodian f/b/o/
Smith, Jr. UGMA/UTMA	John B. Smith Jr., UGMA/UTMA
(2) Estate of John B. Smith	John B. Smith, Jr., Executor
Estate of John B. Smith

PLEASE CHOOSE ONE OF THE FOLLOWING OPTIONS TO VOTE YOUR SHARES:

1.	VOTE BY TELEPHONE. You may cast your vote by telephone by calling the toll-free number located on your proxy card. Please make sure to have your proxy card available at the time of the call.

2.	VOTE THROUGH THE INTERNET. You may cast your vote by logging onto the website indicated on your proxy card and following the instructions on the website. In order to log in you will need the control number found on your proxy card.

3.	VOTE BY MAIL. You may cast your vote by signing, dating and mailing the enclosed proxy card in the postage-paid return envelope provided.

4.	VOTE IN PERSON AT THE SPECIAL MEETING.

MAINSTAY VP FUNDS TRUST

51 MADISON AVENUE

NEW YORK, NEW YORK 10010

MainStay VP Eagle Small Cap Growth Portfolio

MainStay VP Janus Balanced Portfolio

MainStay VP MFS® Utilities Portfolio

MainStay VP PIMCO Real Return Portfolio

MainStay VP T. Rowe Price Equity Income Portfolio

MainStay VP Van Eck Global Hard Assets Portfolio

PROXY STATEMENT

NOVEMBER 10, 2014

SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD JANUARY 5, 2015

Introduction

This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Trustees (“Board” or “Trustees”) of MainStay VP Funds Trust (“Trust”), a Delaware statutory trust, on behalf of the six (6) portfolios listed above, each a series of the Trust (each a “Portfolio” and collectively, the “Portfolios”), for a Special Meeting of Shareholders of the Portfolios (“Special Meeting”). The Special Meeting will be held on January 5, 2015, at 12:30 pm, Eastern time, at the offices of New York Life Investment Management LLC (“New York Life Investments”), 169 Lackawanna Avenue, Parsippany, New Jersey 07054. The Board plans to distribute this Proxy Statement, the attached Notice of Special Meeting and the enclosed proxy card on or about November 10, 2014 to all shareholders of record of the Portfolios as of the close of business on October 13, 2014 (“Record Date”).

You are receiving this Proxy Statement because you are the owner of a variable annuity contract or variable universal life insurance policy (“Policy”) issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a Delaware corporation, and some or all of your Policy value is invested in one or more of the Portfolios. Although NYLIAC is the majority record owner of the Portfolios’ shares, as an owner of a Policy (“Policy Owner”) issued by NYLIAC, you have the right to instruct NYLIAC how to vote the shares of the Portfolios that are attributable to your Policy. However, to make this Proxy Statement easier to read, Policy Owners are described as if they are voting directly on the Proposal at the Special Meeting, as opposed to directing NYLIAC to vote on the Proposal. Additionally, Policy Owners are sometimes referred to in this Proxy Statement as “shareholders” for ease of reading purposes. The Trust also has four asset allocation portfolios (“Asset Allocation Portfolios”), which may invest in and own shares of the Portfolios directly. In that event, New York Life Investments, the Asset Allocation Portfolios’ investment manager, will vote the shares of the Asset Allocation Portfolios in accordance with proxy voting policies and procedures implemented by the Asset Allocation Portfolios.

As is more fully described in this Proxy Statement, shareholders of the Portfolios will be asked to vote on the following proposal (“Proposal”):

1.	To permit New York Life Investments to enter into and/or materially amend agreements with certain subadvisors on behalf of the Portfolios without obtaining shareholder approval.

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In addition, shareholders will be asked to consider and approve such other matters as may properly come before the Special Meeting.

Only shareholders of record who owned shares of any class of the Portfolios on the Record Date are entitled to vote at the Special Meeting and at any adjournments or postponements thereof. Each share of the Portfolios that you own entitles you to one (1) vote with respect to any proposal on which the Portfolios’ shareholders are entitled to vote (a fractional share has a fractional vote).

It is important for you to vote on the Proposal described in this Proxy Statement. We recommend that you read this Proxy Statement in its entirety as the explanations will help you to decide how to vote on the Proposal.

PROPOSAL

APPROVAL TO PERMIT NEW YORK LIFE INVESTMENTS TO ENTER INTO AND/OR MATERIALLY AMEND AGREEMENTS WITH CERTAIN SUBADVISORS ON BEHALF OF EACH OF THE PORTFOLIOS WITHOUT OBTAINING SHAREHOLDER APPROVAL

The Board recommends that you approve a proposal to permit New York Life Investments, in its capacity as the Manager to the Portfolios, subject to Board oversight, to enter into, and/or materially amend, subadvisory agreements with unaffiliated subadvisors (“Unaffiliated Subadvisors”) retained by New York Life Investments and the Trust to manage the Portfolios without obtaining shareholder approval, if the Board concludes that such arrangements would be in the best interests of the shareholders of the Portfolios. Such an advisory structure is referred to as a “manager-of-managers” arrangement. Many of the funds/portfolios in the MainStay Fund Complex currently operate under this advisory structure. In addition, by approving this Proposal, shareholders also would approve the application of this arrangement to any affiliated subadvisor, subject to New York Life Investments and the Portfolios obtaining the necessary regulatory relief or any changes to applicable law or regulations. The Proposal would take effect immediately upon approval by shareholders.

Why am I Receiving this Proxy Statement?

You are receiving this Proxy Statement because you are the owner of a Policy issued by NYLIAC and some or all of your Policy is invested in one or more of the Portfolios. Investment companies are required to obtain shareholder approval for certain types of changes, such as the approval of subadvisory agreements. Section 15(a) of the Investment Company Act of 1940, as amended (“1940 Act”) requires that all contracts pursuant to which persons serve as investment advisers to investment companies be approved by shareholders. As interpreted, this requirement also applies to the appointment of subadvisors. New York Life Investments and the Trust have obtained an exemptive order (“Order”) from the SEC permitting New York Life Investments, on behalf of the Portfolios and subject to the approval of the Board, including a majority of the Independent Trustees, to hire or terminate unaffiliated subadvisors and to modify any existing or future subadvisory agreement with an unaffiliated subadvisor without shareholder approval. The Portfolios may not rely on the Order without first obtaining shareholder approval to do so.

Under this Proposal, approval by the Board, including a majority of the Independent Trustees, will continue to be required before the Portfolios may enter into any new subadvisory agreements. However, if shareholders approve this Proposal, a shareholder vote will no longer be required to approve certain subadvisory agreements or material changes to them, thereby limiting somewhat the shareholders’ control over the Portfolios’ operations, but permitting the Portfolios to operate more efficiently and cost-effectively. The Proposal would take effect immediately upon approval by shareholders.

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How Would a “Manager-of-Managers” Arrangement Benefit the Portfolios and the Shareholders?

The Board believes that it is in the best interests of the Portfolios and their shareholders to provide New York Life Investments and the Board with increased flexibility to recommend changes in certain Unaffiliated Subadvisors and to change Unaffiliated Subadvisors without incurring the significant delay and expense associated with obtaining prior shareholder approval. The Board believes that a manager-of-managers arrangement will permit the Portfolios to operate more efficiently and cost-effectively. Currently, the Trust must call and hold a shareholder meeting of an affected Portfolio before it appoints a new subadvisor or materially amends a subadvisory agreement. Each time a shareholder meeting is called, the Trust must create and distribute proxy materials and solicit proxy votes from the Portfolios’ shareholders. This process is time-consuming and costly, and such costs are sometimes borne by the Portfolios, thereby reducing shareholders’ investment returns.

As the manager to the Portfolios, New York Life Investments currently monitors the performance of the Portfolios’ Subadvisors. Also, New York Life Investments is currently responsible for recommending to the Board whether a subadvisory agreement should be entered into or terminated with respect to the Portfolios. In determining whether to recommend to the Board the termination of a subadvisory agreement, New York Life Investments considers several factors, including a subadvisor’s performance record while managing a Portfolio. When a shareholder invests in a Portfolio, he or she effectively hires New York Life Investments to manage the assets of the Portfolio, either directly or via a subadvisor under New York Life Investments’ supervision. Therefore, the Board believes that shareholders already expect that New York Life Investments and the Board will take responsibility for overseeing any subadvisors engaged for the Portfolios and for recommending whether a particular subadvisor should be hired, terminated, or replaced. Considering the contractual arrangements under which the Portfolios have engaged New York Life Investments as the manager and New York Life Investments’ experience in overseeing and recommending Unaffiliated Subadvisors, the Board believes it would be appropriate to allow New York Life Investments to recommend, monitor, and evaluate Unaffiliated Subadvisors directly, subject to the Board’s oversight. This approach would avoid the considerable costs and significant delays associated with seeking shareholder approval for any material modification of existing subadvisory agreements or the creation of new ones. Further, such an approach would be consistent with shareholders’ current expectations that New York Life Investments will use its experience and expertise to recommend qualified candidates to serve as Unaffiliated Subadvisors.

If shareholders approve this Proposal, the Board would continue to oversee the selection and engagement of Unaffiliated Subadvisors. Further, the Board would continue to evaluate and consider for approval all new subadvisory agreements and all amendments to existing agreements. Finally, under the 1940 Act and the terms of the individual subadvisory agreements, the Board would continue to be required to review and consider each of the subadvisory agreements for renewal annually, after the expiration of an initial two-year term. Prior to entering into, renewing, or amending a subadvisory agreement, New York Life Investments and the relevant subadvisor have a legal duty to furnish the Board with such information as may reasonably be necessary to evaluate the terms of the agreement.

Finally, many of the other portfolios and funds in the MainStay Fund Complex are currently permitted to operate under the Order. As a result, if shareholders approve this Proposal, the Portfolios would be able to operate in the same manner as these other portfolios/funds in the MainStay Fund Complex.

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If shareholders do not approve this Proposal, the Trust will continue to be required to solicit shareholder approval to appoint new subadvisors or to materially amend subadvisory agreements with respect to the Portfolios.

Would This Proposal Have Any Effect on the Advisory Fees Paid by the Portfolios to New York Life Investments or the Quality of Advisory Service the Portfolios Receive?

This Proposal would not affect the amount of management fees paid by the Portfolios to New York Life Investments. When entering into and amending subadvisory agreements, New York Life Investments has negotiated and will continue to negotiate fees paid to the Subadvisors for their services. Also, if this Proposal is approved, New York Life Investments shall continue to pay subadvisory fees from its own assets. The fees paid to New York Life Investments by the Portfolios are considered by the Board in approving and renewing the advisory and subadvisory agreements. Further, whether or not shareholders approve this Proposal, New York Life Investments will continue to be required to provide the same level of management and administrative services to the Portfolios as it currently provides, in accordance with the Portfolios’ Management Agreement and other agreements.

What are the Terms of the Order?

The Order grants the Trust and New York Life Investments an exemption from the provisions of Section 15(a) of the 1940 Act and Rule 18f-2 thereunder to the extent necessary to permit New York Life Investments and the Trust, on behalf of the Portfolios, to (a) engage new or additional unaffiliated subadvisors; (b) enter into and/or modify existing subadvisory agreements with unaffiliated subadvisors; (c) terminate subadvisors; and (d) replace subadvisors with unaffiliated subadvisors without the approval of shareholders.

Under the terms of the Order, the Trust and New York Life Investments would continue to be subject to several conditions imposed by the SEC if shareholders approve this Proposal. For example, within 90 days of a change in a Portfolio’s subadvisor or a material change to a subadvisory agreement, the Trust would be required to provide the Portfolio’s shareholders with an information statement containing information about the subadvisor and the subadvisory agreement, containing information similar to that which would have been provided in a proxy statement seeking shareholder approval of such an arrangement or change thereto. The Trust also would be required to comply with certain Portfolio governance requirements.

The Order also provides relief from certain regulatory requirements to permit the disclosure by the Portfolio of aggregated, as opposed to individual, information about the fees paid to Unaffiliated Subadvisors. Another condition of note in the Order is that shareholder approval would continue to be required of any subadvisory agreement with a subadvisor that is an “affiliated person,” as that term is defined in Section 2(a)(3) of the 1940 Act, of the Portfolio or of New York Life Investments (other than solely by virtue of serving as subadvisor to the Portfolio). However, the Portfolios and New York Life Investments may seek SEC exemptive relief from this requirement in the future (or rely on relief obtained by an affiliate or on any relevant SEC rule adopted in the future), which would permit New York Life Investments and the Portfolios to enter into, or to materially amend, subadvisory agreements with affiliated subadvisors including, but not limited to wholly-owned and non-wholly-owned affiliated subadvisors, without obtaining shareholder approval. By approving this Proposal, shareholders would also approve the application of the manager-of-managers arrangement to any affiliated subadvisor of a Portfolio, or of New York Life Investments, subject to New York Life Investments and the Portfolios obtaining the necessary regulatory relief or any changes to applicable law or regulations.

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BOARD RECOMMENDATION:

THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS

APPROVE THIS PROPOSAL

VOTING INFORMATION

This Proxy Statement, along with a Notice of the Special Meeting and a proxy card, is first being mailed to shareholders of the Portfolios on or about November 10, 2014. Only shareholders of record as of the close of business on the Record Date, October 13, 2014, will be entitled to notice of, and to vote at, the Special Meeting.

A proxy may be revoked at any time on or before the Special Meeting by written notice to the Secretary of the Trust at the address on the cover of this Proxy Statement or by attending and voting at the Special Meeting. Unless revoked, all valid and executed proxies will be voted in accordance with the specifications thereon or, in the absence of such specifications, for approval of the Proposal.

Voting of Proxies. If you attend the Special Meeting you may vote in person. If you do not plan to attend the Special Meeting, please cast your vote by completing, signing, and returning the enclosed proxy card by mail in the envelope provided. If the enclosed form of proxy card is properly executed and returned in time to be voted at the Special Meeting, the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked thereon.

You may also authorize your proxy on the Internet or by touch-tone telephone. These options require you to input a control number, which is located on each proxy card. After inputting the control number, you will be prompted to authorize your proxy on the Proposal. You will have an opportunity to review your authorization and make any necessary changes before submitting your authorization and terminating your telephone call or Internet connection.

Timely and properly completed and submitted proxies will be voted as instructed by shareholders. A shareholder who executes and returns a proxy may revoke the proxy at any time prior to the date the proxy is to be exercised by: (i) delivering to the Secretary of the Trust written notice of the revocation; (ii) delivering to the Portfolios a proxy with a later date; or (iii) voting in person at the Special Meeting.

In the event a shareholder signs and returns the proxy but does not indicate his or her vote as to a Proposal, such proxy will be voted “FOR” the Proposal and in the discretion of the proxy holder with regard to any other proposal.

Quorum Requirements. A quorum of shareholders (i.e., NYLIAC as the record owner of the Portfolios’ shares) is necessary to hold a valid meeting and to consider the Proposal. The holders of thirty-three and one-third percent (33-1/3%) of the outstanding shares of the Portfolios entitled to vote on the Record Date present, in person or by proxy, at the Special Meeting shall constitute a quorum. The following chart reflects the total number of shares outstanding as of the Record Date for each class of the Portfolios:

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	Number of Shares Outstanding
Portfolio	Initial Class	Service Class
MainStay VP Eagle Small Cap Growth Portfolio	23,728,142.405	4,569,134.598
MainStay VP Janus Balanced Portfolio	37,436,126.975	43,416,985.843
MainStay VP MFS® Utilities Portfolio	6,112,398.369	99,933,925.968
MainStay VP PIMCO Real Return Portfolio	1,093,480.570	38,667,612.386
MainStay VP T. Rowe Price Equity Income Portfolio	36,004,808.623	23,682,302.719
MainStay VP Van Eck Global Hard Assets Portfolio	57,078,878.076	—

Votes Necessary to Approve the Proposal. Approval of the Proposal will require the affirmative vote of the holders of a “majority of the outstanding voting securities” of the Portfolio, as appropriate, which is defined in the 1940 Act as the lesser of: (i) 67% or more of the voting securities of the Portfolio present at the meeting, if the holders of more than 50% of the outstanding voting securities of the Portfolio are present in person or by proxy; or (ii) more than 50% of the outstanding voting shares of the Portfolio. NYLIAC, as the holder of record of shares of the Portfolio, is required to “pass through” to its Policy Owners the right to vote shares of the Portfolio.

The Portfolios expect that NYLIAC will vote 100% of the shares of the Portfolios held by its separate account(s) in accordance with instructions from its Policy Owners. NYLIAC will vote shares for which no instructions have been received from its Policy Owners, or for which it is not otherwise entitled to vote in its discretion, in the same proportion as it votes shares for which it has received instructions or is otherwise entitled to vote. No minimum number of voting instructions from Policy Owners is required before NYLIAC may vote the shares for which no voting instructions have been received. Because NYLIAC will vote its shares of the Portfolios in the same proportion as votes submitted by Policy Owners, it is possible that a small number of Policy Owners could determine the outcome of a respective Proposal.

Effect of Abstentions. Abstentions will have the effect of a negative vote with respect to the Proposal. Properly executed but unmarked voting instructions from Policy Owners will be voted in favor of the Proposal.

Adjournments. If a quorum is not present at the Special Meeting, or if a quorum is present but sufficient votes to approve the Proposal have not been received at the time of the Special Meeting, or for any other reason not prohibited by law or the organizational documents of the Portfolios, the persons named as proxies may propose one or more adjournments of the Special Meeting in accordance with applicable law to permit further solicitation of votes. The persons named as proxies will vote in favor of adjournment with respect to those proxies that may be voted in favor of the Proposal and will vote against any such adjournment with respect to those proxies which have been voted against the Proposal.

Payment of Solicitation Expenses. New York Life Investments has agreed to bear the direct expenses of the Special Meeting, including costs of solicitation of proxies and voting instructions. The total costs are estimated to be between $200,500 and $205,000. The Portfolios have retained Boston Financial Data Services, Inc., 30 Dan Road, Canton, Massachusetts 02021 to provide proxy solicitation services in connection with the Special Meeting. Proxies will be solicited via regular mail and also may be solicited via telephone, e-mail or other personal contact by personnel of New York Life Investments, the Portfolios, their respective affiliates, or, in New York Life Investments’ discretion, a commercial firm retained for this purpose.

Other Matters to Come Before the Special Meeting. The Portfolios do not know of any matters to be presented at the Special Meeting other than those described in this Proxy Statement. If any other matters come before the Special Meeting, including any proposal to adjourn the Special Meeting, it is the intention of the Portfolios that proxies not containing specific restrictions to the contrary will be voted as described above under “Adjournments” with respect to a proposal to adjourn the Special Meeting to solicit additional proxies in favor of the Proposal and in the discretion of the proxy holder on any other matters.

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Future Shareholder Proposals. A Policy Owner may request inclusion of certain proposals for action in the Trust’s proxy statement and on the Trust’s proxy card for shareholder meetings which the Policy Owner intends to introduce at such meeting. Any Policy Owner wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders’ meeting should send their written proposal to the Trust at 51 Madison Avenue, New York, New York 10010. Any Policy Owner proposals must be presented within a reasonable time before the proxy materials for the next meeting are sent to Policy Owners in order to be considered for inclusion in the proxy materials. The timely submission of a proposal does not guarantee its inclusion in the proxy statement and is subject to limitations under the federal securities laws. The Trust is not required to hold regular meetings of shareholders, and in order to minimize its costs, does not intend to hold meetings of shareholders unless so required by applicable law, regulation, regulatory policy, or unless otherwise deemed advisable by the Board or the Trust’s management. Therefore, it is not practicable to specify a date by which proposals must be received in order to be incorporated in an upcoming proxy statement for a meeting of shareholders.

OTHER INFORMATION

Form of Organization.

Each Portfolio is a diversified series of the Trust, except for MainStay VP PIMCO Real Return Portfolio and MainStay VP Van Eck Global Hard Assets Portfolio, which are each classified as a "non-diversified" portfolio as defined in the 1940 Act. The Trust is an open-end management investment company, organized as a Delaware statutory trust. The Portfolios are governed by a Board of Trustees consisting of eight members, seven of whom are not “interested persons” of the Trust as defined in the 1940 Act. For more information on the history of the Portfolios, please see the Portfolios’ Statement of Additional Information.

Manager and Administrator.

New York Life Investments, 51 Madison Avenue, New York, New York 10010, a limited liability company organized under the laws of Delaware, serves as the manager to the Portfolios. In this capacity, New York Life Investments is responsible for providing investment advisory and administrative services to the Trust. New York Life Investments commenced operations in April 2000, and is an independently-managed, wholly-owned subsidiary of New York Life Investment Management Holdings LLC. New York Life Investment Management Holdings LLC, 51 Madison Avenue, New York, New York 10010 is a wholly-owned subsidiary of New York Life Insurance Company, 51 Madison Avenue, New York, New York 10010. As of August 31, 2014, New York Life Investments and its affiliates managed approximately $544.1 billion in assets.

Distributor.

NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, New Jersey 07054, a limited liability company organized under the laws of Delaware, serves as the Portfolios’ distributor (“Distributor”) for the Portfolios’ Service Class shares pursuant to a Distribution and Service Agreement dated August 1, 2014. The Distribution and Service Agreement provides that the Distributor will use its best efforts to distribute the Portfolios’ Service Class shares. NYLIFE Distributors LLC is a wholly-owned subsidiary of New York Life Investment Management Holdings LLC.

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The Portfolios’ Service Class shares are subject to a Distribution and Service Plan (“Plan”) pursuant to which the Portfolios pay NYLIFE Distributors for services rendered under the Plan, a distribution or service fee at the annualized rate of 0.25% of the average daily net assets of the respective Portfolio’s Service Class shares (“12b-1 Fee”). The 12b-1 Fee will be used to compensate financial institutions and organizations, such as NYLIAC, for servicing shareholder accounts and for services in connection with any activities or expenses primarily intended to result in the sale of the Portfolios’ Service Class shares. Because the 12b-1 Fee is an ongoing fee charged against the assets of the Portfolios, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.

Representatives of NYLIFE Securities, who solicit sales of the variable annuity products that invest in the Portfolios, may receive sales support from consultants employed by NYLIAC, who are also registered representatives of NYLIFE Securities/NYLIFE Distributors. These consultants may be eligible for additional compensation (by New York Life Investments, not the Trust) based on the proportion of initial premiums paid for the variable annuity product that is allocated to the Portfolios.

Custodian.

Pursuant to an agreement with New York Life Investments, State Street Bank and Trust Company (“State Street”), One Lincoln Street, Boston, Massachusetts 02111-2900, serves as the Custodian for the Portfolios’ assets. State Street also provides sub-administration and sub-accounting services for the Portfolios. These services include calculating the each Portfolio’s daily net asset value, maintaining general ledger and sub-ledger accounts for the calculation of each Portfolio’s net asset value, and assisting New York Life Investments in conducting various aspects of each Portfolio’s administrative operations. For providing these non-custody services to the Portfolios, State Street is compensated by New York Life Investments. Custodian fees and expenses are paid by the Portfolios.

Independent Registered Public Accounting Firm.

PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, New York 10017, serves as the Portfolios’ independent registered public accounting firm. PricewaterhouseCoopers LLP is responsible for auditing the Portfolios’ annual financial statements. Representatives of PricewaterhouseCoopers LLP are not expected to be present at the Special Meeting, but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

Shareholder Reports.

The Portfolios will furnish, without charge, upon request, a printed version of the most recent annual and semi-annual reports to Policy Owners. Such requests may be directed to the Portfolios by contacting the Distributor of the Portfolios’ shares by writing New York Life Insurance and Annuity Corporation, Attn: MainStay VP Funds Trust, 51 Madison Avenue, New York, New York 10010, or by calling toll-free 800-598-2019.

Information Requirements.

The Portfolios are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and certain other federal securities statutes, and file reports and other information with the SEC. Proxy materials, reports and other information filed by the Portfolios can be inspected and copied at the Public Reference Facilities maintained by the SEC at 100 F Street, NE, Washington, DC 20549-2736. The SEC maintains an Internet website (at http://www.sec.gov), which contains other information about the Portfolios.

8

Vote of Portfolio Shares by New York Life Investments.

The Trust also has four Asset Allocation Portfolios, which may invest in and own shares of the Portfolios directly. In that event, the Asset Allocation Portfolios’ investment manager, New York Life Investments and/or its affiliates have the discretion to vote all or some of the Portfolios’ shares on the Proposal in accordance with the recommendations of an independent service provider or vote the shares in the same proportion as the other shareholders of the Portfolio. The Portfolios have been advised by New York Life Investments that these shares will be voted pursuant to established policies and procedures designed to address potential conflicts of interest.

Householding of Proxy Statements.

The Portfolios may furnish only one copy of this proxy statement to a household, even if more than one policy owner resides in the household, unless the Portfolios have received contrary instructions from one or more of the household’s policy owners. If you are a policy owner and would like additional copies of this proxy statement, please contact the Trust by calling toll-free 800-598-2019. If in the future you do not want the mailing of your proxy statement to be combined with other members of your household, or if the Portfolios have furnished multiple proxy statements to your household and you would like the Portfolios to furnish only one statement to your household in the future, please inform the Trust in writing or via telephone at the address or telephone number listed above.

Beneficial Share Ownership of Trustees and Officers.

As of the Record Date, the current officers and Trustees of the Trust, in the aggregate, beneficially owned less than 1% of a class of shares of any of the Portfolios.

Beneficial Share Ownership of Shareholders.

As of the Record Date, the shareholders identified below were known by the Portfolios to beneficially own 5% or more of the outstanding interest of a class of the Portfolios:

MSVP Eagle Small Cap Growth Portfolio

	Initial Class Shares		Service Class Shares
Shareholder	Number of Outstanding Shares	Percentage of Class	Number of Outstanding Shares	Percentage of Class
NYLIAC Variable Annuity Separate Account III	6,049,638.498	25.5%	2,632,366.127	57.6%
NYLIAC Variable Annuity Separate Account IV	4,812,942.623	20.3%	1,920,082.707	42.0%
NYLIAC Variable Universal Life Separate Account I	3,809,015.410	16.1%	—	—
MainStay VP Growth Allocation Portfolio	1,552,129.528	6.5%	—	—
MainStay VP Moderate Growth Allocation Portfolio	4,145,639.793	17.5%	—	—

MSVP Janus Balanced Portfolio

	Initial Class Shares		Service Class Shares
Shareholder	Number of Outstanding Shares	Percentage of Class	Number of Outstanding Shares	Percentage of Class
NYLIAC Variable Annuity Separate Account II	3,454,700.233	9.2%	—	—
NYLIAC Variable Annuity Separate Account III	17,794,670.153	47.5%	15,564,913.915	35.8%
NYLIAC Variable Annuity Separate Account IV	2,566,832.875	6.9%	27,852,071.928	64.2%
NYLIAC Variable Universal Life Separate Account I	10,648,804.678	28.4%	—	—

9

MSVP MFS® Utilities Portfolio

	Initial Class Shares		Service Class Shares
Shareholder	Number of Outstanding Shares	Percentage of Class	Number of Outstanding Shares	Percentage of Class
NYLIAC Variable Annuity Separate Account III	—	—	41,085,472.667	41.1%
NYLIAC Variable Annuity Separate Account IV	—	—	55,887,849.353	55.9%
NYLIAC Variable Universal Life Separate Account I	2,543,010.033	41.6%	—	—
NYLIAC CPPVUL Separate Account II	3,091,472.708	50.6%	—	—

MSVP PIMCO Real Return Portfolio

	Initial Class Shares		Service Class Shares
Shareholder	Number of Outstanding Shares	Percentage of Class	Number of Outstanding Shares	Percentage of Class
NYLIAC Variable Annuity Separate Account III	—	—	11,264,260.773	29.1%
NYLIAC Variable Annuity Separate Account IV	—	—	26,913,808.668	69.6%
NYLIAC Variable Universal Life Separate Account I	1,093,480.570	100%	—	—

MSVP T. Rowe Price Equity Income Portfolio

	Initial Class Shares		Service Class Shares
Shareholder	Number of Outstanding Shares	Percentage of Class	Number of Outstanding Shares	Percentage of Class
NYLIAC Variable Annuity Separate Account III	5,105,607.833	14.2%	11,722,730.773	49.5%
NYLIAC Variable Annuity Separate Account IV	—	—	11,959,571.946	50.5%
NYLIAC Variable Universal Life Separate Account I	5,747,618.341	16.0%	—	—
NYLIAC CSVUL Separate Account I	1,859,890.431	5.2%	—	—
MainStay VP Conservative Allocation Portfolio	2,595,832.064	7.2%	—	—
MainStay VP Growth Allocation Portfolio	3,561,790.182	9.9%	—	—
MainStay VP Moderate Allocation Portfolio	5,237,104.240	14.5%	—	—
MainStay VP Moderate Growth Allocation Portfolio	9,923,490.869	27.6%	—	—

MSVP Van Eck Global Hard Assets Portfolio

	Initial Class Shares
Shareholder	Number of Outstanding Shares	Percentage of Class
NYLIAC Variable Annuity Separate Account III	23,580,704.171	41.3%
NYLIAC Variable Annuity Separate Account IV	26,643,673.856	46.7%
NYLIAC Variable Universal Life Separate Account I	4,502,544.140	7.9%

The address for each separate account is 51 Madison Avenue, New York, New York 10010.

As of the Record Date, NYLIAC was not aware of any Policy Owner that beneficially owned more than 5% of either class of shares of the Portfolios.

10

FORM OF PROXY CARD

PROXY TABULATOR PO BOX 55909 BOSTON, MA 02205-5909

YOUR VOTE IS IMPORTANT!

Vote by Internet

Please go to the electronic voting site at www.2voteproxy.com/NYL. Follow the on-line instructions provided.

Vote by Telephone

Call toll free at 1-800-830-3542 and follow the recorded instructions provided.

Vote by Mail

To vote your proxy by mail, check the appropriate voting boxes on the reverse side of this voting instruction card, sign and date the card and return it in the enclosed postage-paid envelope.

Please ensure the address below shows through the window of the envelope provided.

In Person

Attend shareholders’ meeting at New York Life Investment Management LLC, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 on January 5, 2015, at 12:30 pm Eastern time.

PROXY TABULATOR

P.O. BOX 55909

BOSTON, MA 02205-9100

VOTING INSTRUCTION	VOTING INSTRUCTION

MAINSTAY VP FUNDS TRUST

51 MADISON AVENUE

NEW YORK, NEW YORK 10010

Proxy for A Special Meeting of Shareholders – January 5, 2015

The undersigned, revoking any previously executed voting instruction cards, hereby directs the Insurance Company to vote all shares of the Portfolio(s) listed on the reverse side of this card in which the undersigned had an interest as a policy owner on October 13, 2014, at the Special Meeting of Shareholders of MainStay VP Funds Trust (“Trust”), on January 5, 2015 at 12:30 pm, Eastern time, and at any adjournment thereof. Receipt of the related proxy statement and accompanying Notice of Special Meeting that describes the matters to be considered and voted on is hereby acknowledged.

If you fail to return this Voting Instruction Card, depending on your separate account, the Insurance Company will vote all shares of the Portfolio(s) attributable to your account value in proportion to the votes of policy owners allocating assets to such Portfolio for which voting instructions are received by the Insurance Company.

Shares will be voted in the manner specified in this Voting Instruction Card when properly executed and delivered. If no direction is made when the duly executed Voting Instruction Card is returned, the Insurance Company will vote in favor of the Proposal.

THE INSURANCE COMPANY IS AUTHORIZED TO VOTE IN ITS DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on January 5, 2015.

The proxy statement for this meeting is available at: www.2voteproxy.com/NYL

VIC 1 – NYL14 – V4

EVERY POLICY OWNER’S VOTE IS IMPORTANT.

Remember to sign and date below before mailing in your vote.

This voting instruction card is valid only when signed and dated.

THANK YOU FOR VOTING

☐ Express Vote Option: To vote ALL accounts as the Board recommends for the Proposal, mark the box at the left. No other vote is necessary

TO VOTE, MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS: Example: ■

THIS CARD IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. This card will be voted as instructed. If no specification is made, the card will be voted “FOR” the Proposal. The proxies are authorized, in their discretion, to vote upon such matters as may come before the Special Meeting or any adjournments.

The Board of Trustees unanimously recommends a vote FOR the following Proposal.

Proposal 1

To permit New York Life Investment Management LLC to enter into and/or materially amend agreements with subadvisors on behalf of the Portfolio without obtaining shareholder approval.

	FOR	AGAINST	ABSTAIN

MainStay VP Eagle Small Cap Growth Portfolio – Initial Shares	☐	☐	☐

MainStay VP Eagle Small Cap Growth Portfolio – Service Shares	☐	☐	☐

MainStay VP Janus Balanced Portfolio – Initial Shares	☐	☐	☐

MainStay VP Janus Balanced Portfolio – Service Shares	☐	☐	☐

MainStay VP MFS Utilities Portfolio – Initial Shares	☐	☐	☐

MainStay VP MFS Utilities Portfolio – Service Shares	☐	☐	☐

MainStay VP PIMCO Real Return Portfolio – Initial Shares	☐	☐	☐

MainStay VP PIMCO Real Return Portfolio – Service Shares	☐	☐	☐

MainStay VP T. Rowe Price Equity Income Portfolio – Initial Shares	☐	☐	☐

MainStay VP T. Rowe Price Equity Income Portfolio – Service Shares	☐	☐	☐

MainStay VP Van Eck Global Hard Assets Portfolio – Initial Shares	☐	☐	☐

NOTE: Please sign exactly as your name(s) appear on this card. Joint owners should each sign individually. Corporate proxies should be signed in full corporate name by an authorized officer. Fiduciaries should give full titles.

Signature ____________________________ Signature___________________________ Date____________________

VIC 1 – NYL14 – V4

FORM OF PROXY CARD

PROXY TABULATOR PO BOX 55909 BOSTON, MA 02205-5909

YOUR VOTE IS IMPORTANT!

Vote by Internet

Please go to the electronic voting site at www.2voteproxy.com/NYL. Follow the on-line instructions provided.

Vote by Telephone

Call toll free at 1-800-830-3542 and follow the recorded instructions provided.

Vote by Mail

To vote your proxy by mail, check the appropriate voting boxes on the reverse side of this voting instruction card, sign and date the card and return it in the enclosed postage-paid envelope.

Please ensure the address below shows through the window of the envelope provided.

In Person

Attend shareholders’ meeting at New York Life Investment Management LLC, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 on January 5, 2015, at 12:30 pm Eastern time.

PROXY TABULATOR

P.O. BOX 55909

BOSTON, MA 02205-9100

MAINSTAY VP FUNDS TRUST

51 MADISON AVENUE

NEW YORK, NEW YORK 10010

Proxy for A Special Meeting of Shareholders – January 5, 2015

THIS PROXY IS BEING SOLICITED ON BEHALF OF MAINSTAY VP FUNDS TRUST’S BOARD OF TRUSTEES ON BEHALF OF ITS SERIES, MAINSTAY VP EAGLE SMALL CAP GROWTH PORTFOLIO, MAINSTAY VP JANUS BALANCED PORTFOLIO, MAINSTAY VP MFS® UTILITIES PORTFOLIO, MAINSTAY VP PIMCO REAL RETURN PORTFOLIO, MAINSTAY VP T. ROWE PRICE EQUITY INCOME PORTFOLIO, AND MAINSTAY VP VAN ECK GLOBAL HARD ASSETS PORTFOLIO (THE “PORTFOLIOS”).

The undersigned hereby constitutes and appoints J. Kevin Gao, Thomas C. Humbert and Thomas Lynch, their designees or any one of them, with power of substitution and re-substitution, as proxies to appear and vote all of the shares of beneficial interest in the name of the undersigned on the record date of the special meeting of shareholders of the Portfolios, or at any adjournment thereof; and the undersigned hereby instructs said proxies to vote as indicated on this proxy card. The undersigned hereby revokes any prior proxy to vote at such Meeting, and hereby ratifies and confirms all that said attorneys and proxies, or any of them, may lawfully do by virtue thereof.

The proxy, when properly executed, will be voted in the manner you directed with respect to shares that you own. If no direction is given with respect to an item, this proxy will be voted FOR the Proposal.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on January 5, 2015.

The proxy statement for this meeting is available at: www.2voteproxy.com/NYL

Proxy Card 1 – NYL14-V5

IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT.

Remember to sign and date below before mailing in your vote.

This proxy card is valid only when signed and dated.

THANK YOU FOR VOTING

☐ Express Vote Option: To vote ALL accounts as the Board recommends for the Proposal, mark the box at the left. No other vote is necessary.

TO VOTE, MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS: Example: ■

THIS CARD IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. This card will be voted as instructed. If no specification is made, the card will be voted “FOR” the Proposal. The proxies are authorized, in their discretion, to vote upon such matters as may come before the Special Meeting or any adjournments.

The Board of Trustees unanimously recommends a vote FOR the following Proposal.

Proposal 1

To permit New York Life Investment Management LLC to enter into and/or materially amend agreements with subadvisors on behalf of the Portfolio without obtaining shareholder approval.

	FOR	AGAINST	ABSTAIN

MainStay VP Eagle Small Cap Growth Portfolio – Initial Shares	☐	☐	☐

MainStay VP Eagle Small Cap Growth Portfolio – Service Shares	☐	☐	☐

MainStay VP Janus Balanced Portfolio – Initial Shares	☐	☐	☐

MainStay VP Janus Balanced Portfolio – Service Shares	☐	☐	☐

MainStay VP MFS Utilities Portfolio – Initial Shares	☐	☐	☐

MainStay VP MFS Utilities Portfolio – Service Shares	☐	☐	☐

MainStay VP PIMCO Real Return Portfolio – Initial Shares	☐	☐	☐

MainStay VP PIMCO Real Return Portfolio – Service Shares	☐	☐	☐

MainStay VP T. Rowe Price Equity Income Portfolio – Initial Shares	☐	☐	☐

MainStay VP T. Rowe Price Equity Income Portfolio – Service Shares	☐	☐	☐

MainStay VP Van Eck Global Hard Assets Portfolio – Initial Shares	☐	☐	☐

NOTE: Please sign exactly as your name(s) appear on this card. Joint owners should each sign individually. Corporate proxies should be signed in full corporate name by an authorized officer. Fiduciaries should give full titles.

Signature ____________________________ Signature___________________________ Date____________________

Proxy Card 1 – NYL14-V5